UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

Banny Cosmic International Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27791	98-0412805
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Flat 1412, 14/F, Tower 1, Silvercord, Canton Road, Tsim Sha Tsui East, Kowloon, Hong Kong.

(Address of Principal Executive Offices) (Zip Code)

(852) 9601 5688

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes     ☒ No

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2020 the Board of Directors accepted the resignation of Mr. Chow Wing Fai as Chief Financial Officer (“CFO”) and Secretary and the resignation of Chow Chloe as a director of Banny Cosmic International Holdings, Inc. (the “Company”). At the same time, the Board elected Mr. Lau Sung Tat (Vincent) as a director, CFO and Secretary of the Company. Mr. Lau will hold these positions until he is replaced, resigns, or is removed from office. Mr. Chow Wing Fai and Ms. Chow Chloe based their resignations from the above positions on personal matters, not because of any disagreement with the Company on any matter related to the Company’s operations, policies or procedures.

Biography

Mr. Lau Sung Tat (Vincent)

Mr. Lau, aged 62, graduated with major in Finance and Accounting of Business Management and Administration degree from Wah Har College of Hong Kong in 1987. After graduation, he worked for Runglin Overseas Limited (a subsidiary company of ICEE USA) from 1988 to 1989 in East Asia and was involved in business management. In 1990, he worked for Anthony P. S. Lui & Co., a C.P.A. firm in Hong Kong, as Vice President and was involved in the auditing, accounting, and business consultancy until 2005. In 2010, he joined with Topwe & Co., a C.P.A. firm in Shenzhen, China as an overseas partner until 2013. In 2013, he was appointed by China Oil Gangran Energy Holdings Company Limited (a company listed on the GEM Board in Hong Kong) as an Independent Non-Executive Director, Chairman of the Company’s Audit Committee and Remuneration Committee until July 31, 2019. His professional qualification includes Member of the Institute of Public Accountants in Australia, Hong Kong Institute of Certified Public Accountants (International Affiliate), Member of the Association of Financial Accountants (UK) and Associate member of Montana Society of Certified Public Accountants in United States. Since 2018, he has been also appointed as the Chairman of the Financial Development Committee and Vice President of the Council of the Hong Kong Federation of Commerce for Small and Medium Enterprises.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Banny Cosmic International Holdings, Inc.

Date: November 18, 2020	By:	/s/ Liu Wenxin
Authorized Officer

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